Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2284

All Cap Core Strategy 2023-2

Mid Cap Core Strategy 2023-2

(the “Portfolios”)

Supplement to the Prospectus

Effective May 31, 2023, MDU Resources Group, Inc. (“MDU”) (ticker: MDU) and Knife River Corporation (“Knife River”) (ticker: KNF) have separated into two publicly traded companies (the “Spin-Off”). In connection with the Spin-Off, shareholders have received a distribution of 1 share of Knife River common stock for every 4 shares of MDU common stock owned as of the May 22, 2023 record date (the “Record Date”). As holders of MDU common stock as of the Record Date, each Portfolio has received a distribution of Knife River common stock. Each Portfolio will continue to hold and buy shares of each of MDU and Knife River.

Supplement Dated: June 1, 2023